UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):            January 10, 2020

AMREP CORPORATION
(Exact name of registrant as specified in its charter)

Oklahoma	1-4702	59-0936128
(State or other jurisdiction of	(Commission File	(IRS Employer
incorporation)	Number)	Identification No.)

620 West Germantown Pike, Suite 175 Plymouth Meeting, PA	19462
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:  (610) 487-0905

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock $.10 par value	AXR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company        ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.                   ☐

Item 1.01 Entry into a Material Definitive Agreement.

On January 10, 2020, Las Fuentes Village II, LLC (“LFV”), an indirect subsidiary of AMREP Corporation, entered into a Loan Agreement with BOKF, NA dba Bank of Albuquerque (“Lender”). The Loan Agreement is evidenced by a Non-Revolving Line of Credit Promissory Note, dated January 10, 2020, and is secured by a Mortgage, Security Agreement and Financing Statement, between LFV and Lender, dated October 11, 2019, with respect to the construction of an approximately 14,000 square foot, single tenant retail building on an approximately 1.3 acre property owned by LFV in the Las Fuentes at Panorama Village subdivision in Rio Rancho, New Mexico (the “Mortgaged Property”). Pursuant to a Limited Guaranty Agreement, dated January 10, 2020, entered into by AMREP Southwest Inc. (“ASW”), an indirect subsidiary of AMREP Corporation, in favor of Lender, ASW has guaranteed LFV’s obligations under each of the above agreements.

•	Available Principal: Lender agreed to lend up to $2,750,000 to LFV on a non-revolving line of credit basis to partially fund the construction of the single tenant retail building on the Mortgaged Property.

•	Maturity Date: The loan is scheduled to mature on January 10, 2027.

•	Interest and Principal Payments:

o	During the period beginning on January 10, 2020 and ending on January 10, 2021, interest on the outstanding principal amount of the loan is payable monthly at the annual rate equal to the London Interbank Offered Rate for a thirty-day interest period plus a spread of 2.9%, adjusted monthly. The outstanding principal amount of the loan may be prepaid without penalty while this interest rate is applicable to the loan.

o	Beginning January 11, 2021, the interest rate with respect to the outstanding principal amount of the loan will be one of the following interest rates to be selected by LFV:

▪	six-year fixed rate of interest equal to the weekly average yield on United States Treasury securities, adjusted to a constant maturity of seven years, plus a spread of 2.29%. The outstanding principal amount of the loan may be prepaid with a penalty while this interest rate is applicable to the loan.

▪	six-year fixed rate of interest equal to the weekly average yield on United States Treasury securities, adjusted to a constant maturity of seven years, plus a spread of 3.21%. The outstanding principal amount of the loan may be prepaid without penalty while this interest rate is applicable to the loan.

▪	three-year fixed rate of interest equal to the weekly average yield on United States Treasury securities, adjusted to a constant maturity of three years, plus a spread of 2.33%. The outstanding principal amount of the loan may be prepaid with a penalty while this interest rate is applicable to the loan.

▪	three-year fixed rate of interest equal to the weekly average yield on United States Treasury securities, adjusted to a constant maturity of three years, plus a spread of 3.0%. The outstanding principal amount of the loan may be prepaid without penalty while this interest rate is applicable to the loan.

o	Beginning January 11, 2021, LFV will be required to make payments of principal and interest at the applicable interest rate on a monthly basis calculated based on a 25-year amortization. On the maturity date, LFV will be required to make a final payment of all outstanding principal and accrued and unpaid interest and any other unpaid sums.

LFV and ASW have made certain representations and warranties in connection with this loan and are required to comply with various covenants, reporting requirements and other customary requirements for similar loans. The loan documentation contains customary events of default for similar financing transactions, including: LFV’s failure to make principal, interest or other payments when due; the failure of LFV or ASW to observe or perform their respective covenants under the loan documentation; the representations and warranties of LFV or ASW being false; the insolvency or bankruptcy of LFV or ASW; and the failure of LFV to complete construction of the single tenant retail building on the Mortgaged Property by January 10, 2021. Upon the occurrence and during the continuance of an event of default, Lender may declare the outstanding principal amount and all other obligations under the loan immediately due and payable. LFV incurred certain customary costs and expenses and paid certain fees to Lender in connection with the loan.

The foregoing description of the loan documentation is a summary only and is qualified in all respects by the provisions of the loan documentation; copies of the Loan Agreement, Non-Revolving Line of Credit Promissory Note, Mortgage, Security Agreement and Financing Statement and Limited Guaranty Agreement are attached hereto as Exhibits 10.1 through 10.4 and are incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

10.1	Loan Agreement, dated as of January 10, 2020, between BOKF, NA dba Bank of Albuquerque and Las Fuentes Village II, LLC.

10.2	Non-Revolving Line of Credit Promissory Note, dated January 10, 2020, by Las Fuentes Village II, LLC in favor of BOKF, NA dba Bank of Albuquerque.

10.3	Mortgage, Security Agreement and Financing Statement, dated as of October 11, 2019, between BOKF, NA dba Bank of Albuquerque and Las Fuentes Village II, LLC.

10.4	Limited Guaranty Agreement, dated as of January 10, 2020, made by AMREP Southwest Inc. for the benefit of BOKF, NA dba Bank of Albuquerque.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMREP Corporation

Date: January 10, 2020	By:	/s/ Christopher V. Vitale
Name: Christopher V. Vitale
Title: President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

10.1	Loan Agreement, dated as of January 10, 2020, between BOKF, NA dba Bank of Albuquerque and Las Fuentes Village II, LLC.

10.2	Non-Revolving Line of Credit Promissory Note, dated January 10, 2020, by Las Fuentes Village II, LLC in favor of BOKF, NA dba Bank of Albuquerque.

10.3	Mortgage, Security Agreement and Financing Statement, dated as of October 11, 2019, between BOKF, NA dba Bank of Albuquerque and Las Fuentes Village II, LLC.

10.4	Limited Guaranty Agreement, dated as of January 10, 2020, made by AMREP Southwest Inc. for the benefit of BOKF, NA dba Bank of Albuquerque.